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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 23,1998


Structured Asset Securities Corporation
                (Exact Name of Registrant as Specified in Its Charter)


Delaware                           33-96378                 74-2440858
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


200 Vesey Street, New York, New York                        10285
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     It is expected that on or about March 11, 1998, a single series of certificates, entitled LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Structured Asset Securities Corporation (the "Registrant"), as depositor, GMAC Commercial Mortgage Corporation, as master servicer and as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement no. 33-96378 (the "Registration Statement") on Form S-3, and sold to Lehman Brothers Inc. (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

     In connection with the issuance of the Underwritten Certificates, the Registrant has engaged Sidley & Austin, New York, New York, to act as special counsel. Pursuant to the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended, specifically Item 601 of Regulation S-K, Sidley & Austin has furnished to the Registrant for filing as exhibits to the Registration Statement, the opinion of Sidley & Austin with respect to legality (as Exhibit 5.1 hereto), the opinion of Sidley & Austin with respect to certain tax matters (as Exhibit
8.1 hereto) and the consent of Sidley & Austin to the use of its name under the captions "Legal Matters" in the prospectus and prospectus supplement relating to the Certificates (the "Prospectus" and "Prospectus Supplement", respectively), the caption "Federal Income Tax Considerations" in the Prospectus and the caption "Certain Federal Income Tax Consequences" in the Prospectus Supplement and to the filing as exhibits to the Registration Statement of the opinions attached hereto as Exhibit 5.1 and 8.1 (as Exhibit
23.1 hereto).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION:

     Not applicable.

(c)  EXHIBITS:

Exhibit No.    Description

5.1       Opinion of Sidley & Austin with respect to legality.

8.1       Opinion of Sidley & Austin with respect to certain tax matters.

23.1      Consent of Sidley & Austin (Part of Exhibits 5.1 and 8.1)

                                      SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 23, 1998


                              STRUCTURED ASSET SECURITIES
                                CORPORATION


                              By:   /s/ Paul A. Hughson
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                                 Name:  Paul A. Hughson
                                 Title: Vice President

                                    EXHIBIT INDEX
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          The following exhibits are filed herewith:


Exhibit No.                                                             Page No.
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5.1       Opinion of Sidley & Austin with respect to legality.

8.1       Opinion of Sidley & Austin with respect to certain tax matters.

23.1      Consent of Sidley & Austin (Part of Exhibits 5.1 and 8.1)